SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2002

VERITY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	0-26880 (Commission File Number)	77-0182779 (IRS Employer Identification No.)

894 Ross Drive
Sunnyvale, CA 94089
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 541-1500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 2. Acquisition or Disposition of Assets.

     On December 17, 2002, Verity, Inc., a Delaware corporation, (“Verity”) completed the purchase of certain assets from Inktomi Corporation, a Delaware corporation (“Inktomi”), Inktomi Quiver Corporation (formerly Quiver, Inc.), a Delaware corporation (“Quiver”), Ultraseek Corporation, a California corporation (“Ultraseek”), and Quiver Ltd., an Israeli corporation (“Quiver Ltd.”), pursuant to an Asset Purchase Agreement among Inktomi, Quiver, Ultraseek, Quiver Ltd. and Verity (the “Purchase Agreement”), as amended by Amendment No. 1 to Asset Purchase Agreement (“Amendment No. 1 to Purchase Agreement”). Quiver, Ultraseek and Quiver Ltd. are all wholly-owned subsidiaries of Inktomi. Under the terms of the Purchase Agreement and related agreements, Verity purchased certain assets and entered into a license agreement relating to Inktomi’s enterprise search software business. Verity paid a purchase price of $25,000,000 in cash and assumed Inktomi’s obligations under certain existing enterprise search business contracts. The funds used to purchase the assets of Inktomi came directly out of Verity’s working capital. The terms of the Purchase Agreement including the purchase price, were determined through arms-length negotiations between Verity and Inktomi.

     The description contained in this Item 2 of the transactions consummated pursuant to the terms of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement and Amendment No. 1 to Purchase Agreement, copies of which are attached to this report as Exhibit 2.1 and Exhibit 2.2, respectively. Copies of the press releases by Verity announcing the transactions described above are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     The Financial Statements required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.

     The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c)  Exhibits.

2.1	Asset Purchase Agreement among Inktomi Corporation, Quiver, Inc., Ultraseek Corporation, Quiver Ltd. and Verity, Inc., dated November 13, 2002.

2.2	Amendment No. 1 to Asset Purchase Agreement between Inktomi Corporation, Inktomi Quiver Corporation, Ultraseek Corporation, Quiver Ltd. and Verity, Inc., dated December 17, 2002, amending Asset Purchase Agreement dated November 13, 2002.

99.1	Press Release of Verity dated November 13, 2002.

99.2	Press Release of Verity dated December 18, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITY, INC.

Date:	December 20, 2002	By:	/s/ Stephen W. Young

Stephen W. Young Chief Operating Officer and Acting Chief Financial Officer

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EXHIBIT INDEX

Exhibit

2.1	Asset Purchase Agreement among Inktomi Corporation, Quiver, Inc., Ultraseek Corporation, Quiver Ltd. and Verity, Inc., dated November 13, 2002.

2.2	Amendment No. 1 to Asset Purchase Agreement between Inktomi Corporation, Inktomi Quiver Corporation, Ultraseek Corporation, Quiver Ltd. and Verity, Inc., dated December 17, 2002, amending Asset Purchase Agreement dated November 13, 2002.

99.1	Press Release of Verity dated November 13, 2002.

99.2	Press Release of Verity dated December 18, 2002.